Putnam

VT Government Money

Market Fund

Summary Prospectus	May 1, 2026

Class IA (-), Class IB (-)

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information, reports to shareholders and other information about the fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling 1-800-225-1581 or by sending an e-mail request to funddocuments@putnam.com.

The fund’s prospectus and statement of additional information, both dated May 1, 2026, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Goal

The fund seeks as high a rate of current income as the Investment Manager (as defined below) believes is consistent with preservation of capital and maintenance of liquidity.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. The fees and expenses information does not reflect insurance-related charges or expenses borne by contract holders indirectly investing in the fund. If it did, expenses would be higher.

Annual Fund Operating Expenses

(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses

Class IA	0.26%	None	0.18%	0.44%

Class IB	0.26%	0.25%	0.18%	0.69%

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example does not reflect insurance-related charges or expenses. If it did, expenses would be higher. It assumes that you invest $10,000 in the fund for the time periods indicated and then redeem or hold all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date). Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years

Class IA	$45	$141	$246	$553

Class IB	$70	$221	$384	$859

Investments, risks, and performance

Investments

The fund invests at least 99.5 percent of its total assets in cash, U.S. government securities and repurchase agreements that are fully collateralized by U.S. government securities or cash. The fund invests mainly in debt securities that are obligations of the U.S. government, its agencies and instrumentalities and accordingly are backed by the full faith and credit of the United States (e.g., U.S. Treasury bills) or by the credit of a federal agency or government-sponsored entity (e.g., securities issued by Fannie Mae and Freddie Mac). The U.S. government securities in which the fund invests may also include variable and floating rate instruments and when-issued and delayed delivery securities (i.e., payment or delivery of the securities occurs at a future date for a predetermined price). Under normal circumstances, the fund invests at least 80% of its net assets in U.S. government securities and repurchase agreements that are fully collateralized by U.S. government securities. This policy may be changed only after 60 days’ notice to shareholders. The securities purchased by the fund are subject to quality, maturity, diversification and other requirements pursuant to rules promulgated by the SEC. The Investment Manager may consider, among other factors, credit and interest rate risks and characteristics of the issuer or counterparty, as well as general market conditions, when deciding whether to buy or sell investments.

Risks

It is important to understand that you can lose money by investing in the fund.

Market risk: The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, outbreaks of infectious illnesses or other widespread public health issues, and factors related to a specific issuer, asset class, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings, may negatively impact the fund’s performance, and may exacerbate other risks to which the fund is subject.

Interest rate risk: The values of money market investments usually rise and fall in response to changes in interest rates. Interest rate risk is generally lowest for investments with short maturities (a significant part of the fund’s investments).

Credit quality risk: Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security’s or instrument’s credit quality or value. Certain securities in which the fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

Management and operational risk: There is no guarantee that the investment techniques, analyses, or judgments that the Investment Manager applies in making investment decisions for the fund will produce the intended outcome or that the investments selected for the fund will perform as well as other securities that were not selected for the fund. The Investment Manager, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund.

The fund may not achieve its goal, and it is not intended to be a complete investment program. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor is not required to reimburse the fund for losses, and you should not expect that the sponsor will provide financial support to the fund at any time, including during periods of market stress.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class IA shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at www.franklintempleton.com.

The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Annual total returns for class IA shares

Best Quarter:	Q3 2024	1.25%

Worst Quarter:	Q1 2022	0.00%

Average annual total returns

(for periods ended 12/31/25)

Share class	1 year	5 years	10 years

Class IA	3.95%	2.96%	1.87%

Class IB	3.69%	2.77%	1.70%

Your fund’s management

Investment Manager

Franklin Advisers, Inc. (“Franklin Advisers” or the “Investment Manager”)

Sub-advisors

Putnam Investment Management, LLC (“Putnam Management”)

Franklin Templeton Investment Management Limited (“FTIML”)

Purchase and sale of fund shares

Fund shares are offered to separate accounts of various insurance companies and to funds offered exclusively to separate accounts of insurance companies that have an agreement with the fund’s distributor, Franklin Distributors, LLC (the “Distributor”). The fund requires no minimum investment, but insurers may require minimum investments from those purchasing variable insurance products for which the fund is an underlying investment option. Insurers may purchase or sell shares on behalf of separate accounts by submitting an order to the Distributor any day the New York Stock Exchange (“NYSE”) and the Federal Reserve Bank of New York (“FRBNY”) are both open. Some restrictions may apply.

On any day when the NYSE, the FRBNY or the bond markets (as recommended by the Securities Industry and Financial Markets Association) close early due to an unanticipated event, or if trading on the NYSE is restricted, an emergency arises, or as otherwise permitted by the SEC, the fund reserves the right to close early and make its net asset value calculation as of the time of its early close.

Tax information

Generally, owners of variable insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates and distributions to contract owners younger than 59 1⁄2 may be subject to a 10% penalty tax. For more information, please see the prospectus (or other offering document) for your variable insurance contract.

Payments to insurance companies

The fund is offered as an underlying investment option for variable insurance contracts. The fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) and dealers for distribution and/or other services. These payments may create an incentive for the insurance company to include the fund, rather than another investment, as an option in its products and may create a conflict of interest for dealers in recommending the fund over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

Information about the Summary Prospectus, Prospectus, and SAI

The summary prospectus, prospectus, and SAI for a fund provide information concerning the fund. The summary prospectus, prospectus, and SAI are updated at least annually and any information provided in a summary prospectus, prospectus, or SAI can be changed without a shareholder vote unless specifically stated otherwise. The summary prospectus, prospectus, and the SAI are not contracts between the fund and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Additional information, including current performance, is available at www.franklintempleton.com, by calling 1-800-225-1581, or by e-mailing Putnam at funddocuments@putnam.com.

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